Exhibit 10.2

                       THIRD AMENDMENT TO CREDIT AGREEMENT

     UNITED EXPRESSLINE, INC., an Indiana corporation, formerly known as United Acquisition, Inc. (the "Company") and FIRST INDIANA BANK, N.A., a national banking association, formerly known as First Indiana Bank (the "Bank"), being parties to that certain Credit Agreement dated as of July 27, 2001, as amended (collectively, the "Agreement") agree to further amend the Agreement by this Third Amendment to Credit Agreement (this "Amendment") as follows.

     1. DEFINITIONS. All defined terms used herein not otherwise defined in this Amendment shall have their respective meanings set forth in the Agreement.

     (a) Amended Definitions. The following definitions appearing under Section 1 of the Agreement are hereby amended and restated in their respective entireties as follows:

o "Advance" means a disbursement of proceeds of the Revolving Loan or of the Temporary Overline, as the context requires.

o "Borrowing Base" means an amount equal to the sum of: (i) eighty percent (80%) of the adjusted book value of the Company's accounts receivable, plus
     (ii)(A) for the months of April through and including September of each year, fifty percent (50%) of the book value of the Company's inventory located at the Company's facilities, and (B) for the months of October through and including March of each year, sixty percent (60%) of the book value of the Company's inventory located at the Company's facilities; provided, that none of the Company's finished goods inventory located on dealer premises shall be included in the calculation of amounts under clauses (ii)(A) and (ii)(B) hereof. For purposes of the preceding sentence, the phrase "adjusted book value of the Company's accounts receivable" means the book value of the Company's accounts receivable less any accounts which are ninety (90) days or more past date of invoice, or which are due from an account debtor known to the Company to be the subject of a bankruptcy or other insolvency proceeding or known to the Company to have ceased doing business, and less all accounts due from any account debtor if ten percent (10%) or more of the aggregate amount of the accounts receivable from such debtor are ninety (90) days or more past due, and provided that any account receivable otherwise includable in the Borrowing Base shall be reduced, but not below zero, by the amount of any accounts payable to the account debtor from whom such account is due. For purposes hereof, the term "inventory" shall include the Company's raw materials, work in progress, and finished goods inventories.

o "Loan" means any of the Revolving Loan, the Term Loan, Term Loan II, Term Loan III, or of the Temporary Overline, as the context requires, and when used in the plural form refers to all of the Loans.

o "Loan Document" means any of this Agreement, the Revolving Note, the Term Note, Term Note II, Term Note III, the Temporary Overline Note, the Mortgages, Michigan Assignment of Leases, the Encroachment Assignment of Leases, the Security Agreement, the Subordination Agreements, the Guaranty Agreements, the Management Subordination Agreement, the Capital Contribution Agreement, and any other instrument or document which evidences or secures the Loans or any of them or which expresses an agreement as to terms applicable to the Loans or any of them, and in the plural means any two or more of the Loan Documents, as the context requires.

o "Note" means any of the Revolving Note, Term Note, Term Note II, Term Note III, or the Temporary Overline Note, as the context requires, and in the plural form refers to all of the Notes, collectively.

o "Obligations" means all obligations of the Company in favor of the Bank of every type and description, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising pursuant to this Agreement and the other Loan Documents, including but not limited to: (i) all of such obligations on account of the Loans, including any Advances made pursuant to any extension of the Commitment beyond the initial Revolving Loan Maturity Date, or any Advances made pursuant to any extension of the Temporary Overline Commitment beyond the initial Temporary Overline Maturity Date, or pursuant to any other amendment of this Agreement, and (ii) all other obligations arising under any Loan Document as amended from time to time.

     (b) New  Definitions.  The  following new  definitions  are hereby added to
Section 1 of the Agreement as follows:

o "Third Amendment" means that certain agreement entitled "Third Amendment to Credit Agreement" entered into by and between the Company and the Bank dated as of December 26, 2002, for the purpose of amending this Agreement.

o    "Temporary Overline" is used as defined in Section 2(f)(i).

o "Temporary Overline Commitment" means the agreement of the Bank to extend Temporary Overline to the Company until the Temporary Overline Maturity Date, and if the context so requires, the term may also refer to the maximum principal amount which is permitted to be outstanding under Temporary Overline at any time.

o    "Temporary Overline Maturity Date" means March 31, 2003.

o    "Temporary Overline Note" is used as defined in Section 2(f)(ii).

     2. TEMPORARY OVERLINE. A new Section 2(f) is hereby added to the Agreement as follows:

     f. Temporary Overline. The Bank will make a temporary overline line of credit to the Company on the following terms and subject to the following conditions:

     (i) Temporary Overline Commitment - Use of Proceeds. From the date of the Third Amendment and until the Temporary Overline Maturity Date, the Bank agrees from time to time to make Advances to the Company (the "Temporary Overline") under a temporary overline line of credit of amounts not exceeding in the aggregate at any time outstanding the lesser of: (A) Six Hundred Fifty Thousand and 00/100 Dollars ($650,000.00) (the "Temporary Overline Commitment") or (B) the remainder of the Borrowing Base minus the aggregate outstanding principal amount of the Revolving Loan; provided, that all of the conditions of lending stated in this Agreement as being applicable to the Temporary Overline have been fulfilled at the time of each Advance. Proceeds of the Temporary Overline may be used by the Company only for working capital purposes.

     (ii) Method of Borrowing. The obligation of the Company to repay the Temporary Overline shall be evidenced by a promissory note (the "Temporary Overline Note") of the Company in the form of Exhibit "A" attached to the Third Amendment. So long as no Event of Default or Unmatured Event of Default shall have occurred and be continuing and until the Temporary Overline Maturity Date, the Company may borrow, repay and reborrow under the Temporary Overline Note on any Banking Day; provided, that no borrowing may cause the principal balance of the Temporary Overline to exceed the lesser of the Temporary Overline Commitment or the Borrowing Base or may result in an Event of Default or an Unmatured Event of Default, and provided further, that the Company may receive the proceeds of only one Advance per Banking Day. Each Advance of the Temporary Overline shall be conditioned upon receipt by the Bank from the Company of a Borrowing Base Certificate completed as of the date of the request. The Bank shall make a disbursement upon the oral request of the Company made by an Authorized Officer, or upon a request transmitted to the Bank by telephone facsimile ("fax") machine, or by any other form of written electronic communication (all such requests for Advances being hereafter referred to as "Informal Requests"). In so doing, the Bank may rely on any Informal Request which shall have been received by it in good faith from a person reasonably believed to be an Authorized Officer. Upon making each Informal Request, the Company shall promptly deliver to the Bank a Borrowing Base Certificate completed as of the date of such Informal Request, and shall in and of itself constitute the representation of the Company that no Event of Default or Unmatured Event of Default has occurred and is continuing or would result from the making of the requested Advance, and that the making of the requested Advance shall not cause the principal balance of the Temporary Overline to exceed the lesser of the Temporary Overline Commitment or the Borrowing Base. All borrowings and reborrowings and all repayments shall be in amounts of not less than Ten Thousand Dollars ($10,000.00). Upon receipt of a request for an Advance, a Borrowing Base Certificate, and upon compliance with any other conditions of this Agreement applicable to the Temporary Overline, the Bank shall disburse the amount of the requested Advance to the Company. All Advances by the Bank and payments by the Company shall be recorded by the Bank on its books and records, and the principal amount outstanding from time to time, plus interest payable thereon, shall be determined by reference to the books and records of the Bank. The Bank's books and records shall be presumed prima facie to be correct as to such matters.

     (iii)Interest on the Temporary Overline. The principal amount of the Temporary Overline outstanding from time to time shall bear interest until maturity of the Temporary Overline Note at a rate per annum equal to the Prime Rate plus three-quarters percent (3/4%). After maturity, whether on the Temporary Overline Maturity Date or on account of acceleration upon the occurrence of an Event of Default, and until paid in full, the Temporary Overline shall bear interest at a per annum rate equal to the Prime Rate plus four and three-quarters percent (4-3/4%). Accrued interest shall be due and payable monthly on the first Banking Day of each month prior to maturity commencing on the first Banking Day of the month immediately following the month in which the first Advance of the Temporary Overline is made. After maturity, interest shall be payable as accrued and without demand.

     3. REPRESENTATIONS AND WARRANTIES. In order to induce the Bank to enter into this Amendment, the Company affirms that the representations and warranties contained in the Agreement are correct as of the date of this Amendment, except that (i) they shall be deemed to also refer to this Amendment as well as all documents named herein and, (ii) Section 3(d) of the Agreement shall be deemed also to refer to the most recent audited and unaudited financial statements of the Company delivered to the Bank.

     4. EVENTS OF DEFAULT. The Company certifies to the Bank that no Event of Default or Unmatured Event of Default under the Agreement, as amended by this Amendment, has occurred and is continuing as of the date of this Amendment.

     5. CONDITIONS PRECEDENT. As conditions precedent to the effectiveness of this Amendment, the Bank shall have received the following contemporaneously with execution and delivery of this Amendment, each duly executed, dated and in form and substance satisfactory to the Bank:

     (i)  This Amendment.

     (ii) The Temporary  Overline  Note in the form  attached  hereto as Exhibit
          "A."

     (iii)The Reaffirmation of Guaranty Agreement in the form of Exhibit "B" to be executed by Obsidian Enterprises, Inc.

     (iv) The Reaffirmation of Guaranty Agreement in the form of Exhibit "C" to be executed by Obsidian Capital Partners, L.P.

     (v) The Reaffirmation of Guaranty Agreement in the form of Exhibit "D" to be executed by Terry G. Whitesell.

     (vi) The Reaffirmation of Guaranty Agreement in the form of Exhibit "E" to be executed by Timothy S. Durham.

     (vii)A copy of a Resolutions of the Board of Directors of the Company authorizing the execution, delivery and performance, respectively, of this Amendment and the other Loan Documents provided for in this Amendment to which the Company is a party certified by the Secretary of the Board of Directors of the Company as being in full force and effect and duly adopted.

     (viii) The Certificate of the Secretary of the Board of Directors of the Company certifying the names of the officer or officers authorized to sign this Amendment and the other Loan Documents provided for in this Amendment to which the Company is a party, together with a sample of the true signature of each such officer.

     (ix) A copy of a Resolution of the Board of Directors of Obsidian Enterprises, Inc. authorizing the execution, delivery and performance, respectively, of its Reaffirmation of Guaranty Agreement and the other Loan Documents provided for in this Amendment to which Obsidian Enterprises, Inc. is a party certified by the Secretary of the Board of Directors of Obsidian Enterprises, Inc. as being in full force and effect and duly adopted.

     (x) The Certificate of the Secretary of the Board of Directors of Obsidian Enterprises, Inc. certifying the names of the officer or officers authorized to sign its Reaffirmation of Guaranty Agreement and the other Loan Documents provided for in this Amendment to which Obsidian Enterprises, Inc. is a party, together with a sample of the true signature of each such officer.

     (xi) A copy of a Resolution of the General Partner of Obsidian Capital Partners, L.P. authorizing the execution, delivery and performance, respectively, of its Reaffirmation of Guaranty Agreement and the other Loan Documents provided for in this Amendment to which Obsidian Capital Partners, L.P. is a party certified by the General Partner of Obsidian Capital Partners, L.P. as being in full force and effect and duly adopted.

     (xii)The Certificate of the General Partner of Obsidian Capital Partners, L.P. certifying the names of the officer or officers authorized to sign its Reaffirmation of Guaranty Agreement and the other Loan Documents provided for in this Amendment to which Obsidian Capital Partners, L.P. is a party, together with a sample of the true signature of each such officer.

     (xiii) Payment of the fees of Bank's counsel incurred in connection with the drafting, negotiation and closing of this Amendment.

     (xiv) Such other documents as the Bank may reasonably request.

     6. PRIOR AGREEMENTS. The Agreement, as amended by this Amendment, supersedes all previous agreements and commitments made or issued by the Bank with respect to the Loans and all other subjects of this Amendment, including, without limitation, any oral or written proposals which may have been made or issued by the Bank.

     7. EFFECT OF AMENDMENT. The provisions contained herein shall serve to supplement and amend the provisions of the Agreement. To the extent that the terms of this Amendment conflict with the terms of the Agreement, the provisions of this Amendment shall control in all respects.

     8. REAFFIRMATION. Except as expressly amended by this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect as originally written and as previously amended.

     9.  COUNTERPARTS.   This  Amendment  may  be  executed  in  any  number  of
counterparts, each of which shall be an original and all of which when taken together shall be one and the same agreement.

     IN WITNESS WHEREOF, the Company and the Bank by their respective duly authorized officers have executed and delivered in Indiana this Third Amendment Credit Agreement as of December 26, 2002.

                              UNITED EXPRESSLINE, INC.,
                              an Indiana corporation, formerly
                              known as United Acquisition, Inc.


                              By:
                                 ------------------------------------------
                                 Terry G. Whitesell, Chairman of the Board

                              FIRST INDIANA BANK, N.A.,
                              a national banking association,
                              formerly known as First Indiana Bank


                              By:
                                 ------------------------------------------
                                 Anthony P. Schlichte, Vice President

                              SCHEDULE OF EXHIBITS

Exhibit "A" -        Temporary Overline Promissory Note ($650,000.00) (United
                        Expressline, Inc.)
Exhibit `B" -        Reaffirmation of Guaranty Agreement (Obsidian Enterprises,
                        Inc.)
Exhibit "C" -        Reaffirmation of Guaranty Agreement (Obsidian Capital
                        Partners, L.P.)
Exhibit "D" -        Reaffirmation of Guaranty Agreement (Terry G. Whitesell)
Exhibit "E" -        Reaffirmation of Guaranty Agreement (Timothy S. Durham)